		SCHEDULE I
		to
		Cash and Receivables Report
		Dated as of October 31, 2013	12/10/13

1		Cash balance in Controlled Accounts
		(other than Operating Accounts and Foreign Currency Controlled Accounts):		$1,200,687.54

2		Accounts Receivable:		$5,601,475.04
		(calculated as of the time of the first Cash and Receivables Report of the applicable month)

3		Less Accounts Receivable that are ineligible
		(For more detail see definition of “Qualified Receivable” in Notes):
	-	(i) Subject to other Lien or non-assignable:		$0.00
	-	(ii) Rebilled or over 90 days past due (over 150 days if from Blue Chip):		$(548,680.03)
	-	(iii) Over 50% from Account Debtor over 60 days past due or 90 days past original invoice dates:		$(146,145.75)
	-	(iv) Amount of such Account Debtor more than 15% of all outstanding Account Receivables:	$
	-	(v) Subject to (Offset)/Credit		$(4,826.69)
	-	(vi) Portion of Account Receivables for sale of goods that have been returned, rejected, lost or damaged:		$0.00
	-	(vii) Sale on Approval, Sale or Return, Bill and Hold or Consignment:		$0.00
	-	(viii) Account Receivables from services either not completed or not approved by Account Debtor:		$0.00
	-	(ix) Account Receivables outside of the ordinary course of business:		$0.00
	-	(x) Account Debtor subject to a Bankruptcy Proceeding:		$0.00
	-	(xi) Invalid, impaired or uncollectible Account Receivables:		$0.00
		(xii) Account Receivables from a Subsidiary or Affiliate of the Company		$0.00
	-	(xiii) Government Contract without prior compliance with Assignment of Claims Act:		$0.00
	-	(xiv) Account Debtor not in U.S. (unless letter of or by credit insurance, satisfactory to the Collateral Agent):		$0.00
	-	(xv) Obligation to Company pursuant to an Instrument:		$0.00
	-	(xvi) Account Receivable from illegal transaction:		$0.00
	-	(xvii) Performance Bond related Account Receivable:		$(432,917.58)
	-	(xviii) Portion of Account Receivables representing (i) interest or finance charges for past due balances or debit memos and (ii) Billings in Excess of Cost:		$(1,028,481.00)

		Total		$(2,161,051.05)

4		Qualified Accounts Receivables [Item 2 minus Item 3]		$3,440,423.99

5		Excess Collected Receivables (aggregate amount of Qualified Accounts Receivable in Item 4 above collected in the month in excess of $2 million)		$0.00

6		Available Qualified Receivables [Item 4 minus Item 5]		$3,440,423.99

7		Item 6 times 95%		$3,268,402.79

8		Lockbox, Cash & Receivables Balance (Before Reserve) [Item 1 plus Item 7]		$4,469,090.33

9		Less $250,000 Required Reserve [Item 8 minus $250,000]		$4,219,090.33

10		Sum of principal and accrued and unpaid interest, fees, costs and expenses and other obligations outstanding under the Notes		$3,462,811.40
					$56,734.60	40 days
11		Sum of other fees, costs and expenses and other obligations outstanding under the Transaction Documents		$0.00

12		Adjusted Note Obligations [Item 10 plus Item 11]		$3,462,811.40

13		Availability [Excess of Item 9 over Item 12]		$756,278.93

14		Transfer Requirement [Excess of Item 12 over Item 9]		$(756,278.93)

15		Cash Release Amount (solely to the extent the amount in Item 14 above is zero or less than zero)		$756,278.93

WPCS International, Inc.
A/R Consolidated
10/31/2013

Cross Collateral Exclusion 50%
	Accounts Receivable
	0 - 30	31 - 60	61 - 90	91 - 120	Over 120	Total A/R	Retainage-bonded

Suisun City	1,039,696	611,951	416,659	208,844	95,139	2,372,288
Bonded	(56,038)	(130,327)	(173,412)	-	-	(359,777)		98,458.39
Cross Collateral Exclusion 50%	(8,731)	(2,927)	(110,529)			(122,187)
US Government						-
Credits		1,701				1,701
Intercompany						-
Blue Chip				34,493		34,493
Liens						-
Billing in Excess						(592,133)
Remaining Balance >90 Days				(208,844)	(95,139)	(303,982)
Available A/R Collateral	974,928	480,398	132,718	34,493	-	1,030,403	0.43435
	44%	26%	18%	9%	4%	100%

Trenton	53,322	33,823	123,634	7,763	258	218,800
Bonded						-		0.00		Retainage Payable-bonded
Cross Collateral Exclusion 50%	-		-			-				1,987
US Government						-
Credits			(6,527)			(6,527)	Credit in over 90 days
Intercompany						-
Blue Chip						-
Liens						-
Billing in Excess						(10,933)
Remaining Balance >90 Days				(7,763)	(258)	(8,021)
Available A/R Collateral	53,322	33,823	117,106	-	-	193,318	0.88354
	24%	15%	57%	4%	0%	100%

Seattle	920,982	901,506	618,263	212,018	340,626	2,993,395
Bonded	(10,872)	(615)	(11,094)	(28,107)	(22,453)	(73,141)		27,137.30
Cross Collateral Exclusion 50%	(12,953)	(10,135)	(871)			(23,959)	Includes Blue Chip
US Government
Credits						-	Credit in >120 needs to be deducted
Intercompany						-
Blue Chip				173,510	74,396	247,906
Liens						-
Billing in Excess						(425,415)
Remaining Balance >90 Days				(183,912)	(318,173)	(502,084)
Available A/R Collateral	897,157	890,756	606,297	173,510	74,396	2,216,702	0.740531
	31%	30%	21%	1248%	2005%	100%

Portland	-	-	-		16,992	16,992
Bonded						-
Cross Collateral Exclusion 50%						-
US Government						-
Credits						-	Add back > 90 exclusion
Intercompany	-	-		-		-
Blue Chip						-	Add back 50% exclusions
Liens						-
Billing in Excess						-
Remaining Balance >90 Days				-	(16,992)	(16,992)
Available A/R Collateral	-	-	-	-	-	-
	0%	0%	0%	0%	100%	100%

Domestic Operations	2,014,000	1,547,280	1,158,555	428,625	453,015	5,601,475		125,595.69	Retainage on Bonded Jobs
Bonded	(66,910)	(130,942)	(184,506)	(28,107)	(22,453)	(432,918)
Cross Collateral Exclusion 50%	(21,683)	(13,062)	(111,400)	-	-	(146,146)
US Government	-	-	-	-	-	-
Credits	-	1,701	(6,527)	-	-	(4,827)
Intercompany	-	-	-	-	-	-
Blue Chip	-	-	-	208,004	74,396	282,400
Liens	-	-	-	-	-	-
Billing in Excess	-	-	-	-	-	(1,028,481)
Remaining Balance >90 Days	-	-	-	(400,519)	(430,561)	(831,080)
Available A/R Collateral	1,925,407	1,404,977	856,121	208,004	74,396	3,440,424	0.6142

	36%	28%	21%	8%	8%	100%

2